Exhibit 10.1

 AMENDMENT NO. 5 TO WAIVER AND FORBEARANCE AGREEMENT

This AMENDMENT NO. 5 TO WAIVER AND FORBEARANCE AGREEMENT, dated as of June 5, 2014 (the “Amendment”), is made and entered into by and among (i) Eagle Bulk Shipping Inc. (the “Borrower”) and its subsidiaries (collectively, the “Guarantors”, and together with the Borrower, the “Loan Parties”) and (ii) certain lenders under the Credit Agreement (collectively, the “Lenders”). The Loan Parties and the Lenders party hereto are hereinafter referred to collectively as the “Parties.”

RECITALS

WHEREAS, the Loan Parties and Lenders constituting the “Majority Lenders,” as that term is defined in the Credit Agreement, entered into that certain Waiver and Forbearance Agreement dated as of March 19, 2014 (as amended to date and as may be further amended, the “Waiver and Forbearance Agreement”).

WHEREAS, on or about March 31, 2014, the Loan Parties disclosed that they had failed to meet the maximum leverage ratio covenant in the Credit Agreement as of December 31, 2013, which covenant was one of the “Acknowledged Potential Defaults” as defined in the Waiver and Forbearance Agreement.

WHEREAS, the Loan Parties and Lenders constituting the “Majority Lenders,” as that term is defined in the Credit Agreement, have since entered into certain amendments to the Waiver and Forbearance Agreement (the “Prior Amendments”).

WHEREAS, the Lenders party hereto collectively hold more than 66-2/3% of the revolving and term loans outstanding under the Credit Agreement as of the date hereof and constitute the “Majority Lenders” as that term is defined in the Credit Agreement.

WHEREAS, certain of the Lenders party hereto are holders of warrants (the “Warrant Holders”) to purchase common stock of the Borrower (the “Warrants”) issued under that certain Warrant Agreement, dated as of June 20, 2012, between the Borrower and the other parties thereto (the “Warrant Agreement”).

WHEREAS, the Warrant Holders party hereto constitute, as of the date hereof, the “Majority Holders” as that term is defined in the Warrant Agreement.

WHEREAS, the Borrower has requested that the Lenders further amend the Waiver and Forbearance Agreement in certain respects and, subject to the terms and conditions hereof, the Lenders party hereto are willing to agree to such request, but only upon the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.     Terms. Capitalized terms used herein, but not otherwise defined, shall have the meanings given to them in the Waiver and Forbearance Agreement, as amended, or the Credit Agreement, as applicable.

2.     Amendment to Waiver and Forbearance Agreement. The Waiver and Forbearance Agreement is hereby amended as follows:

(a)     The reference to “9 a.m. ET on June 5, 2014” appearing in Section 2(a)(i) of the Waiver and Forbearance Agreement is hereby deleted, and replaced with “June 27, 2014”.

3.     Additional Agreements.

(a)     The Parties agree that, within seven (7) Business Days of the request of either the Majority Holders or the Borrower, the Warrant Holders constituting the Majority Holders and the Borrower will enter into an amendment to the Warrant Agreement (the “Warrant Amendment”) to amend Sections 8(a)(ii) and 8(a)(iii) thereof to (1) eliminate the minimum exercise trigger price condition to the exercise of the Warrants and (2) otherwise make the Warrants immediately exercisable. Contemporaneously with the Borrower’s and the Majority Holders’ execution of the Warrant Amendment, each Lender party to the Waiver and Forbearance Agreement (regardless of whether such Lender executes the Warrant Amendment) shall forfeit its pro rata portion of the Forbearance Fee (as defined below).

(b)     Each Lender hereby agrees that, notwithstanding any provision of the Warrant Agreement to the contrary, for so long as the Waiver and Forbearance Agreement is in effect, it will not trade or otherwise transfer to a third person any Warrants (or shares received upon exercise thereof) separately from any Loans.

(c)     On or before June 12, 2014, the Loan Parties shall provide the Lenders and their advisors with a status update concerning the Loan Parties’ efforts to obtain financing, which update will include relevant indications of interest and term sheets received from potential financing sources; provided that information provided to the Lenders will be redacted as appropriate to keep confidential the identity of the potential financing sources.

4.     Forbearance Fee. In consideration for the Lenders’ agreement to further amend the Waiver and Forbearance Agreement as set forth herein, upon execution of this Amendment, the Loan Parties shall pay to each Lender that executes this Amendment a one-time forbearance fee of 50 basis points on the principal amount of the Loans held by such Lender (the “Forbearance Fee”). Payment of the Forbearance Fee shall be subject to the following terms:

(a)     The Loan Parties may, at their election, defer payment of the Forbearance Fee until six (6) Business Days following the termination of either (i) the Waiver and Forbearance Agreement, as amended, or (ii) any Restructuring Support Agreement executed by the Parties in accordance with the terms of the Waiver and Forbearance Agreement.

(b)     If the Forbearance Fee becomes due and payable in accordance with Section 4(a) hereof, the Loan Parties may, at their election, convert the Forbearance Fee on a dollar-for-dollar basis into PIK Loans (as such term is defined in the Credit Agreement). The Loan Parties will give the Lenders five (5) Business Days’ notice of their determination as to whether to exercise such election, so that the Lenders that are Warrant Holders may exercise their option to enter into the Warrant Amendment pursuant to Section 3(a) above.

(c)     The Forbearance Fee shall be subject to forfeiture by the Lenders as described in Section 3(a) above.

5.     Agreements and Acknowledgements. Each Loan Party hereby agrees, confirms and acknowledges as follows:

(a)     As of the Amendment Effective Date (as defined below), the Borrower is indebted to the Lenders in an aggregate amount of $1,206,796,622, comprised of (i) $20,000,000 in Revolving Loan Commitments and $0 in Revolving Loans outstanding, (ii) $1,129,478,742 in Term Loan Commitments and $1,129,478,742 in Term Loans outstanding, and (iii) $57,317,880 of PIK Loans, plus accrued but unpaid interest, plus the costs and expenses incurred by the Agent and the Lenders and payable under the Finance Documents.

(b)     As of the Amendment Effective Date, each Loan Party continues to be in compliance with all of the terms and provisions set forth in the Waiver and Forbearance Agreement (as amended by the Prior Amendments and this Amendment).

(c)     As of the Amendment Effective Date, the representations and warranties set forth in the recitals hereto and in the Waiver and Forbearance Agreement (as amended by the Prior Amendments) are true and correct with the same effect as though such representations and warranties had been made on the date hereof.

(d)     The Waiver and Forbearance Agreement (as amended by the Prior Amendments and this Amendment) has been duly executed and delivered on each Loan Party’s behalf by a duly authorized officer, and constitutes each Loan Party’s legal, valid and binding obligation enforceable in accordance with its terms.

6.     Effect of Waiver and Forbearance Agreement. Except as specifically amended hereby, the terms and provisions of the Waiver and Forbearance Agreement (as amended by the Prior Amendments) are in all other respects ratified and confirmed and remain in full force and effect without modification or limitation. This Amendment is not intended to be, nor shall it be construed to create, a novation, a waiver or accord and satisfaction of the Waiver and Forbearance Agreement or any obligations thereunder. No reference to this Amendment need be made in any notice, writing or other communication relating to the Waiver and Forbearance Agreement, and any such reference to the Waiver and Forbearance Agreement is deemed a reference thereto as amended by this Amendment.

7.     Condition Precedent to Amendment Effective Date. This Amendment shall not become effective unless and until each of the following occurs (the date on which each of the following occurs, the “Amendment Effective Date”):

(a)     The Amendment is duly executed by the Parties, including Lenders constituting the “Majority Lenders” under the Credit Agreement.

(b)     The Loan Parties pay any outstanding fees and expenses incurred by Paul, Weiss, Rifkind, Wharton & Garrison LLP, and Houlihan Lokey Capital, Inc., as advisors to the Lenders, in accordance with the terms of their respective engagement letters, that were invoiced to the Borrower on or before June 3, 2014.

8.     Release.

In consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and its successors and assigns, and its present and former members, affiliates, employees, agents, officers, directors, shareholders, legal representatives and other representatives (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged each of the Lenders, and each Lender’s respective successors and assigns, and past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the “Released Parties”), of and from any and all manner of action and actions, cause and causes of action, claims, demands, suits, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (each, a “Claim” and collectively, the “Claims”) of every kind and nature, whether in law, equity or otherwise, known or unknown, fixed or contingent, joint and/or several, secured or unsecured, liquidated or unliquidated, suspected or unsuspected, which any Releasing Party may now or hereafter own, hold, have or claims to have against the Released Parties, in their capacities as such under the Credit Agreement or other Finance Documents, for, upon, or by reason of any circumstance, action, fact, event or omission or other matter occurring at or from any time prior to and including the Amendment Effective Date in any way arising out of, connected with or relating to this Amendment, the Waiver and Forbearance Agreement, the Credit Agreement, any other Finance Document and the transactions contemplated thereby or hereunder; provided, however, that no Released Party shall be released from any act or omission that constitutes gross negligence, fraud or wilful misconduct.

9.     Governing Law; Jurisdiction; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without reference to the conflicts or choice of law provisions thereof. Each of the Parties hereby consents and agrees that the jurisdiction provisions of the Credit Agreement shall govern any action, claim or other proceeding in respect of this Amendment or any matters arising out of or related thereto. Each of the Parties hereby waives its respective rights to a jury trial with respect to any action, claim or other proceeding arising out of any dispute in connection with this Amendment, any rights or obligations hereunder, or the performance of such rights and obligations.

10.     Counterparts. This Amendment may be executed by one or more of the Parties on any number of separate counterparts (including by electronic transmission of signature pages hereto), and all of such counterparts taken together shall be deemed an original and to constitute one and the same instrument.

11.     Reference to Waiver and Forbearance Agreement. All references to the “Waiver and Forbearance Agreement”, “hereunder”, “hereof” or words of like import in the Waiver and Forbearance Agreement shall mean and be a reference to the Waiver and Forbearance Agreement as modified hereby and as may in the future be amended, restated, supplemented or modified from time to time.

12.     No Other Amendment; Reservation of Rights; No Waiver; Finance Document. This Amendment shall be part of the Waiver and Forbearance Agreement and shall constitute a Finance Document as that term is defined in the Credit Agreement. Other than as otherwise expressly provided herein and in the Waiver and Forbearance Agreement, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege, or remedy of the Lenders under this Amendment, the Wavier and Forbearance Agreement, the Credit Agreement, any other Finance Document, or applicable law, nor shall entering into this Amendment preclude the Lenders from refusing to enter into any further amendments, waivers or forbearances with respect to the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:		EAGLE BULK SHIPPING INC.,

	By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

GUARANTORS:		AVOCET SHIPPING LLC
BITTERN SHIPPING LLC
CANARY SHIPPING LLC
CARDINAL SHIPPING LLC
CONDOR SHIPPING LLC
CRANE SHIPPING LLC
CRESTED EAGLE SHIPPING LLC
CROWNED EAGLE SHIPPING LLC
EGRET SHIPPING LLC
FALCON SHIPPING LLC
GANNET SHIPPING LLC
GOLDEN EAGLE SHIPPING LLC
GOLDENEYE SHIPPING LLC
GREBE SHIPPING LLC
HARRIER SHIPPING LLC
HAWK SHIPPING LLC
IBIS SHIPPING LLC
IMPERIAL EAGLE SHIPPING LLC
JAEGER SHIPPING LLC
JAY SHIPPING LLC
KESTREL SHIPPING LLC
KINGFISHER SHIPPING LLC
KITE SHIPPING LLC
KITTIWAKE SHIPPING LLC
MARTIN SHIPPING LLC
MERLIN SHIPPING LLC
NIGHTHAWK SHIPPING LLC
ORIOLE SHIPPING LLC
OSPREY SHIPPING LLC
OWL SHIPPING LLC
PEREGRINE SHIPPING LLC
PETREL SHIPPING LLC

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]

PUFFIN SHIPPING LLC
REDWING SHIPPING LLC
ROADRUNNER SHIPPING LLC
SANDPIPER SHIPPING LLC
SHRIKE SHIPPING LLC
SKUA SHIPPING LLC
SPARROW SHIPPING LLC
STELLAR EAGLE SHIPPING LLC
TERN SHIPPING LLC
THRASHER SHIPPING LLC
THRUSH SHIPPING LLC
WOODSTAR SHIPPING LLC
WREN SHIPPING LLC
GRIFFON SHIPPING LLC
HERON SHIPPING LLC
EAGLE BULK (DELAWARE) LLC
EAGLE SHIPPING INTERNATIONAL (USA) LLC

By: Eagle Bulk Shipping Inc., its Sole Member

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

EAGLE MANAGEMENT CONSULTANTS LLC
EAGLE SHIP MANAGEMENT LLC

By: Eagle Shipping International (USA) LLC, its Sole Member
By: Eagle Bulk Shipping Inc., its Sole Member

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]

AGALI SHIPPING S.A.
KAMPIA SHIPPING S.A.
MARMARO SHIPPING S.A.
MESTA SHIPPING S.A.
MYLOS SHIPPING S.A.
NAGOS SHIPPING S.A.
RAHI SHIPPING S.A.
SIRIKARI SHIPPING S.A.
SPILIA SHIPPING S.A.
ANEMI MARITIME SERVICES S.A.

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Attorney-In-Fact

EAGLE BULK PTE. LTD.
EAGLE MANAGEMENT CONSULTANCY PTE. LTD.

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Attorney-In-Fact

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]

LENDERS: Bank of America, N.A. By: /s/ Jonathan M Barnes Name: Jonathan M Barnes Title: Vice President

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]

LENDER: Brigade Capital Management, LLC By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]

LENDER: Canyon Capital Advisors LLC, on behalf of its participating funds and managed accounts By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]

LENDER: GOLDMAN SACHS LENDING PARTNERS LLC, By: /s/ Thomas A. Tormey Name: Thomas A. Tormey Title: Managing Director

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]

LENDER: Merrill Lynch Credit Products, LLC By: /s/ Jonathan M Barnes Name: Jonathan M Barnes Title: Vice President

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]

LENDER: Midtown Acquisitions L.P. By: Midtown Acquisitions GP LLC, its general partner By: /s/ Conor Bastable Name: Conor Bastable Title: Manager

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]

LENDER: Onex Debt Opportunity Fund, Ltd. By: Onex Credit Partners, LLC, its investment manager By: /s/ Steven Gutman Name: Steven Gutman Title: General Counsel

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]

LENDER: OCP Investment Trust By: Onex Credit Partners, LLC, its manager By: /s/ Steven Gutman Name: Steven Gutman Title: General Counsel

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]

LENDER: PANNING MASTER FUND, LP By: Panning Capital Management LP, its investment manager By: /s/ William Kelly Name: William Kelly Title: COO

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]

LENDER:

Oaktree Value Opportunities Fund, L.P.		Oaktree Huntington Investment Fund, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.	By:	Oaktree Huntington Investment Fund GP, L.P.
Its:	General Partner	Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.	By:	Oaktree Huntington Investment Fund GP Ltd.
Its:	General Partner	Its:	General Partner

By:	Oaktree Capital Management, L.P.	By:	Oaktree Capital Management, L.P.
Its:	Director	Its:	Director

By:	/s/ Kenneth Liang	By:	/s/ Kenneth Liang
Name:	Kenneth Liang	Name:	Kenneth Liang
Title:	Managing Director	Title:	Managing Director

By:	/s/ Mahesh Balakrishnan	By:	/s/ Mahesh Balakrishnan
Name:	Mahesh Balakrishnan	Name:	Mahesh Balakrishnan
Title:	Senior Vice President	Title:	Senior Vice President

Oaktree Opportunities Fund VIIIb Delaware, L.P.		Oaktree Opps 9 HoldCo Ltd.
Oaktree Opps IX (Parallel 2) HoldCo Ltd.
By:	Oaktree Fund GP, LLC	Oaktree VOF (Cayman) 1 CTB Ltd.
Its:	General Partner	Oaktree Huntington (Cayman) 5 CTB Ltd.
Oaktree Opps VIII (Cayman) 3 CTB Ltd.
Oaktree Opps IX Parallel (Cayman) 1 CTB Ltd.
By:	Oaktree Fund GP I, L.P.	Oaktree Opps IX (Cayman) 1 CTB Ltd.
Its:	Managing Member	Oaktree Opps IX Parallel 2 (Cayman) 1 CTB Ltd.

By:	/s/ Kenneth Liang	By:	Oaktree Capital Management, L.P.
Name:	Kenneth Liang	Their:	Director
Title:	Authorized Signatory
		By:	/s/ Kenneth Liang
By:	/s/ Mahesh Balakrishnan	Name:	Kenneth Liang
Name:	Mahesh Balakrishnan	Title:	Managing Director
Title:	Authorized Signatory
		By:	/s/ Mahesh Balakrishnan
		Name:	Mahesh Balakrishnan
		Title:	Senior Vice President

LENDER:

BlueBay Asset Management LLP, acting

as agent for and on behalf of BlueBay

Funds Management Company S.A.,

acting in its capacity as the management

company of BlueBay Specialised Funds in

respect of Global Unconstrained High

Yield (Master) Fund

BlueBay Asset Management LLP, acting

as agent for and on behalf of BlueBay

Funds Management Company S.A.,

acting in its capacity as the management

company of BlueBay Specialised Funds in

respect of Credit Opportunity (Master)

Fund

BlueBay Asset Management LLP, acting

as agent for and on behalf of BlueBay

Distressed Opportunities (Master) Fund

Limited

BlueBay Asset Management LLP, acting

as agent for and on behalf of BlueBay

Structured Funds - Global Multi-Asset

Credit Fund

By: /s/ Timothy Horan

Name: Timothy Horan

Title: Analyst

[signature page to Amendment No. 5 to Waiver and Forbearance Agreement]